Exhibit 10(d)

SERVICES AND INDEMNITY AGREEMENT

This Services and Indemnity Agreement, dated as of April 12, 2007 (this "Agreement"), is among Jill A. Gordon, a natural person, (the "GSS Representative"), Global Securitization Services, LLC ("Global") a Delaware limited liability company, FPL Recovery Funding LLC, a Delaware limited liability company (the "Company") and Florida Power & Light Company (the "Parent").

WHEREAS, it is necessary for the Company to have an independent manager as defined in the Certificate of Formation, dated as of March 6, 2007 (the "Formation Document"); and

WHEREAS, the GSS Representative is employed by Global and Global has agreed to have the GSS Representative serve as an independent manager of the Company.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.  Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Formation Document.

Section 2.  The GSS Representative's Service as an Independent Manager.

(a)  The GSS Representative's service as an independent manager of the Company shall be subject to the terms of this Agreement. Nothing contained herein, however, shall be construed to require the GSS Representative to serve as an independent manager of the Company for any definite term. The GSS Representative shall have the right to resign in accordance with the terms of the Formation Document, or may be removed by the Parent, by written notice. In the event that the GSS Representative resigns as an independent manager of the Company, Global, unless it determines in the exercise of its reasonable discretion that it is not advisable to do so, shall provide another representative of Global to serve as an independent manager of the Company. The resignation or removal of the GSS Representative as an independent manager shall not operate to deprive Indemnitees (as such term is defined in Section 3 (a)) of the benefits of this Agreement.

(b)  In consideration of the GSS Representative's service as an independent manager, the Company shall pay to Global a fee in the amount of $3500 per year (the "Fee"). The Fee for the first year of this Agreement shall be due and payable by the Company to Global upon the execution of this Agreement, and such Fee for subsequent years shall be due and payable by the Company to Global no later than each respective anniversary date hereof. The Company acknowledges that the Fee shall be paid according to the terms of this agreement for so long as the GSS Representative serves as an independent manager of the Company.

(c)  Invoices will be sent to FPL Recovery Funding LLC, ACG/GO, 700 Universe Blvd, Juno Beach, FL 33408.

(d) The GSS Representative and Global hereby agree to keep all information regarding the Company and the transactions to which the Company is a party confidential, except as may be required by law to be disclosed. The GSS Representative and Global agree, if legally permitted, to promptly notify the Company and the Parent of such request so that the Company or the Parent may seek a protective order or other appropriate remedy, at the Company's sole expense.

(e)  The Company agrees to inform the GSS Representative and Global, as necessary, in a timely manner of any matters, changes or potential issues that may be considered material to the Company's business.

(f)  For so long as this Agreement remains in effect, to the extent that the Company or any of its affiliates maintains a managers and officers insurance policy which covers any manager of the Company, the GSS Representative shall be covered on no less favorable terms than those provided to other managers.

Section 3.  Indemnification by Parent.

(a)  In consideration of the GSS Representative's agreement to serve as an independent manager of the Company, recognizing that the Parent of the Company benefits from such service, and subject to Sections 3(b), 4 and 6, the Parent and the Company hereby agree to indemnify and hold the GSS Representative and Global (collectively, the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, judgments, settlements, costs and expenses (including, without limitation, court costs and reasonable attorneys' fees and disbursements) (individually, a "Loss" and collectively, "Losses") that Indemnitees may sustain or incur as a result of (i) the GSS Representative's service as an independent manager of the Company or (ii) any act or omission that the GSS Representative is alleged to have taken or omitted to take as an independent manager and of the Company, in either case irrespective of the time when the claim giving rise to such Loss or Losses is asserted or when the amount of such Loss or Losses is established, excluding however any Losses resulting from the gross negligence or willful misconduct of any Indemnitee.

b)  Upon Indemnitees' written verification to the reasonable satisfaction of the Parent of the amount and cause of any Loss or Losses incurred by Indemnitees, the Parent shall pay each such Loss covered by this Section directly as and when due to the Indemnitee entitled thereto.

Section 4.  Duty to Defend; Advance of Expenses. If any judicial or administrative proceeding, or threatened proceeding, including any government investigation, whether civil, criminal or otherwise (individually, an "Action" and collectively, "Actions"), is asserted, commenced or brought against Indemnitees for which Indemnitees may be indemnified by the Parent pursuant to Section 3(a), the Parent shall retain and direct counsel to defend such Action, and shall permit Indemnitees to monitor the defense thereof. Indemnitees shall have the right to approve such counsel, such approval not to be unreasonably withheld. Indemnitees shall cooperate fully with the Parent and with such counsel in such defense. The Parent shall assume responsibility for the payment of all reasonable fees and disbursements of such counsel.

Section 5.  Reimbursement by Indemnitees.  Global hereby agrees that if a Court of competent jurisdiction, through a final order, verdict or appellate decision, determined that an Indemnitee hereunder is not entitled to indemnification because of the provisions of Section 3(a) and the Parent shall have paid any amounts to or on behalf of such Indemnitees, then promptly after the last of such determinations shall have been made, Global shall repay all amounts paid by the Parent to or on behalf of such Indemnitee in connection with those matters as to which it has been determined that such Indemnitee is not entitled to indemnification.

Section 6.  Notice of Claims.  If any Indemnitee receives complaints, claims or other notices of any Actions, Losses or other liabilities that may give rise to indemnification under Section 3, such Indemnitee shall promptly notify the Parent of each such complaint, claim or other notice; but the omission to so notify the Parent shall not relieve the Parent from any liability under this Agreement.

Section 7.  No Lawsuits.  The Parent agrees that it will not assert, commence or bring any Action against Indemnitees, or prosecute any lawsuit in state or federal court against Indemnitees on account of the GSS Representative's service as an independent manager of the Company, or of any act or omission by Indemnitees covered by the Parent's agreement to indemnify under Section 3, except to the extent of any gross negligence or willful misconduct on the part of such Indemnitee.

Section 8.  Notices.  Any notice or other communication under this Agreement shall be in writing and deemed given upon receipt by a party at its address set forth on the signature page hereof or at such other address as such party shall hereafter furnish in writing.

Section 9.  Counterparts; Modification; Headings.

(a)  This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and any party may execute this Agreement by signing any such counterpart.

(b)  This Agreement may be executed by facsimile transmission and electronic mail, and such facsimile and electronic mail signatures shall be binding, of full force and effect and treated as original signatures.

(c)  No modification of this Agreement shall be binding unless executed in writing by the parties hereto or their respective successors and permitted assigns.

(d)  Section headings are not part of this Agreement, they are solely for convenience of reference and shall not affect the meaning or interpretation of any provisions of this Agreement.

Section 10.  Successors and Assigns; Sole Benefit.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing expressed or referred to herein is intended or shall be construed to give any person other than the parties hereto and their respective heirs, executors, administrators, successors and assigns any legal or equitable rights, remedies or claims under or with respect to any provisions of this Agreement. No party hereto may assign its obligations under this Agreement without the prior consent of the other parties hereto.

Section 11.  Agreement Not Exclusive.  The right to indemnification provided to Indemnitees under this Agreement shall be independent of, and neither subject to nor in derogation of, any other rights to indemnification or exculpation to which the GSS Representative may be entitled, including, without limitation, any such rights that may be asserted under any other agreement, applicable corporate law, the Formation Document or any other contract or insurance.

Section 12.  No Petition.  The GSS Representative and Global hereby covenant and agree that they will not institute against, or join any other person instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under the laws of any jurisdiction.

Section 13.  Costs of Enforcement.  The Parent shall pay all reasonable costs and expenses incurred by Indemnitees in the enforcement of their rights under this Agreement, including, without limitation, all court costs and reasonable attorney's fees.

Section 14.  Severability.  If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

Section 15.  No Violation of Law.  Parent shall be relieved of any obligation to make payment of an amount to an Indemnitee pursuant to the terms of this Agreement if payment of such amount would constitute a violation by Parent of applicable law or regulation, but only so long as, and only to the extent that, such payment constitutes such a violation.

Section 16.  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to applicable principles of conflict of laws. All disputes hereunder shall be submitted to binding arbitration before the American Arbitration Association in New York, New York.

Section 17.  Affect of Other Agreements.  Notwithstanding anything in this agreement, any payment obligation of the Company is subject to the provisions of any indenture securing the payment of bonds issued by the Company.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the GSS Representative has hereunto set his hand, and each of the other parties hereto has caused this Agreement to be executed by its duly authorized officers, as of the day and year first above written.

JILL A. GORDON

Jill A. Gordon

Address:	c/o Global Securitization Services,
LLC
445 Broad Hollow Road, Suite 239
Melville, NY 11747

GLOBAL SECURITIZATION SERVICES, LLC

By:	JILL A. GORDON

Name:	Jill A. Gordon
Title	Vice President
Address:	445 Broad Hollow Road, Suite 239
Melville, NY 11747

FPL RECOVERY FUNDING LLC

By:	KATHY BEILHART

Name:	Kathy Beilhart
Title:	Assistant Treasurer
Address:	700 Universe Boulevard
Juno Beach, FL 33408

FLORIDA POWER & LIGHT COMPANY

By:	KATHY BEILHART

Name:	Kathy Beilhart
Title:	Assistant Treasurer
Address:	700 Universe Boulevard
Juno Beach, FL 33408